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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                  June 7, 2002

                                   ----------


                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                        1-15627               042451506
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
       incorporation)                                        identification no.)





                   13980 JANE STREET                             L7B 1A3
              KING CITY, ONTARIO, CANADA
       (Address of principal executive offices)                 (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (905) 833-3838



                             WIRELESS VENTURES, INC.
                   (Former Name if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.


         On June 7, 2002, the Company purchased all of the issued and outstanding common shares of Prime Wireless Inc. from 1500450 Ontario Limited and certain assets of Midland International Corp., in exchange for:

     (a)  $40,000 US in cash,

     (b) $120,000 non-interest bearing note. Payable $2,000 US per month commencing July 1, 2002 for a period of 5 years, such payments contingent upon revenue and the continued distribution agreement between the Corporation and Vertex Standard, and

     (c) Fifty percent (50%) of all net proceeds from the sale of any Midland related asset payable 30 days after receipt of funds, such assets are recorded on the Company's books at a nominal value.

         Prime Wireless earns sales commissions from selling Vertex-Standard two way radio products in Canada, under an exclusive distribution agreement. In addition, prior to the acquisition, Prime Wireless had acquired certain Midland land mobile radio products, the Midland trade name, tooling, and accounts receivable from Midland International Corp.

         The Company entered into a Purchase and Sale Agreement with the Purchaser dated as of June 7, 2002, a copy of which is set forth as Exhibit 10.8 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein. A copy of the Promissory Note is set forth as Exhibit 10.9 to this Current Report on Form 8-K, and is incorporated herein by reference with respect to the matters described therein.

         The Company issued a press release on May 22, 2002 concerning the acquisition, a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                   Exhibits

Exhibit 10.8 Purchase and Sale Agreement, dated June 7, 2002, by and between Pivotal Self-Service Technologies Inc. and 1500450 Ontario Limited.

Exhibit 10.9 Non-interest bearing Note Payable, dated June 7, 2002 issued by Pivotal Self-Service Technologies Inc. to 1500450 Ontario Limited.

Exhibit 99.1 Press Release issued by the Company on May 22, 2002 to announce that it planned to re-enter the wireless market with the acquisition of Prime Wireless Inc.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                                                 (Registrant)


Date:  September 26, 2002            By:   /S/ JOHN G. SIMMONDS
                                         ---------------------------
                                     Name: John G. Simmonds
                                     Title: Chief Executive Officer


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                                      INDEX


EXHIBIT NO.           DESCRIPTION

Exhibit 10.8          Purchase and Sale Agreement, dated June 7, 2002, by and
                      between Pivotal Self-Service Technologies Inc. and
                      1500450 Ontario Limited.
..
Exhibit 10.9          Non-interest bearing Note Payable, dated June 7, 2002
                      issued by Pivotal Self-Service Technologies Inc. to
                      1500450 Ontario Limited.

Exhibit 99.1 Press Release issued by the Company on May 22, 2002 to announce that it planned to re-enter the wireless market with the acquisition of Prime Wireless Inc.


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